                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR15

                               Marketing Materials

                      $[287,758,454] (Approximate Notional)
                              Class X Certificates

                                     [LOGO]
                                Washington Mutual

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

              -----------------------------------------------------
                                      Contacts
              -----------------------------------------------------

              Trading               Brendan Garvey   (212) 526-8315
                                    Brian Hargrave   (212) 526-8320
                                    Rich McKinney    (212) 526-8320

              Syndicate             Kevin White      (212) 526-9519
                                    Daniel Covello   (212) 526-9519

              Residential Finance   Sam Tabet        (212) 526-7512
                                    Matt Lewis       (212) 526-7447
                                    Shiv Rao         (212) 526-6205
                                    Martin Priest    (212) 526-0212
              -----------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                           Date Prepared: October 18, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR15 $[287,758,454] (Approximate Notional, Subject to +/- 5% Variance)

                  Publicly Offered Senior Class X Certificates
                   Adjustable Rate Residential Mortgage Loans

===========================================================================================================
             Principal(2)
                Amount                  WAL           Pmt Window                          Expected Ratings
Class(1)      (Approx.)      Cpn(3)    (yrs)            Months         Tranche Type     [Moody's/S&P/Fitch]
--------   ---------------   ------    -----          ----------      ---------------   -------------------
  A-1      $  [384,219,000]   2.26                                        Senior           [Aaa/AAA/AAA]
  A-2      $  [323,050,000]   3.54                                        Senior           [Aaa/AAA/AAA]
  A-3      $  [287,686,000]   4.07                                        Senior           [Aaa/AAA/AAA]
  A-4      $  [300,614,000]   4.38        Not Offered Hereby              Senior           [Aaa/AAA/AAA]
  A-5      $  [624,155,000]   4.38                                        Senior           [Aaa/AAA/AAA]
   R       $            10C   4.45                                    Senior/Residual      [Aaa/AAA/AAA]
-----------------------------------------------------------------------------------------------------------
   X              Notional    4.45(4)   1.12             1-59           Senior IO(5)       [Aaa/AAA/AAA]
-----------------------------------------------------------------------------------------------------------
  B1       $   [20,737,000]   4.45                                      Subordinate         [Aa2/AA/AA]
  B2       $   [15,800,000]   4.45        Not Offered Hereby            Subordinate           [A2/A/A]
  B3       $    [7,900,000]   4.45                                      Subordinate        [Baa2/BBB/BBB]
-----------------------------------------------------------------------------------------------------------
  B4       $    [2,962,000]   4.45                                      Subordinate         [Ba2/BB/BB]
  B5       $    [2,962,000]   4.45   Privately Offered Certificates     Subordinate           [B2/B/B]
  B6       $    [4,939,700]   4.45                                      Subordinate          [NR/NR/NR]
===========================================================================================================
Total:     $[1,975,024,800]

(1) As described herein the Class A Certificates are subject to a Mandatory Auction Call.

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%.

(3) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class A Certificates (other than the Class X Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for such Class and (b) the Adjusted Net WAC for such Class, as described herein. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A Certificates will be equal to the weighted average of the Net Rate for each Mortgage Loan (such weighted average, the "Net WAC" of the Mortgage Loans). For every Distribution Date, the interest rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans.

(4) The Class X Certificates will receive interest in an amount equal to the product of (x) the aggregate principal balance of the Senior Certificates and (y) the difference between the Net WAC and the weighted average interest rate of the Senior Certificates. For the initial Distribution Date, the Net WAC is expected to be approximately 4.45%. The interest payable to Class X will be redirected to pay interest on the Senior Certificates to the extent necessary to protect against shortfalls due to a decline in the Net WAC, as described herein. The Notional Balance will be adjusted in each period so that such amount of interest will be equal to the Notional Balance multiplied by 4.45% per annum, as described herein. The initial Notional balance is expected to be approximately $287,758,454.

(5) The Class X Certificates are interest only certificates and will not be entitled to payments of principal. After the Distribution Date in September 2007, the Class X Certificates will no longer be entitled to receive distributions of any kind.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2           RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:             Washington Mutual Mortgage Securities Corp.
                             ("WMMSC").

Servicer:                    Washington Mutual Bank, FA ("WMBFA").

Lead Manager:                Lehman Brothers

Co-Managers:                 Bear Stearns Co. Inc. and Greenwich Capital
                             Markets, Inc.

Dealer:                      WaMu Capital Corp., a Washington Mutual, Inc.
                             Company.

Trustee:                     Deutsche Bank National Trust Company.

Rating Agencies:             Moody's, S&P and Fitch will rate the Senior
                             Certificates. Moody's, S&P and Fitch will rate the Class B-1, Class B-2, Class B-3, Class B-4 and
                             Class B-5 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:                October 1, 2002.

Expected Pricing Date:       October [21], 2002.

Closing Date:                October 24, 2002.

Distribution Date:           The 25th of each month (or if such day is not a
                             business day, the next succeeding business day), commencing in November 2002.

Certificates:                The "Senior Certificates" will consist of the Class
                             A-1, Class A-2, Class A-3, Class A-4 and Class A-5
                             Certificates (together the "Class A Certificates"), the Class X Certificates and the Class R
                             Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                             Class B-4, Class B-5 and Class B-6 Certificates.
                             The Senior Certificates and the Subordinate
                             Certificates are collectively referred to herein as the Certificates." The Senior Certificates (the
                             "Offered Certificates") are being offered publicly.

Accrued Interest:            The Class A-1 Certificates settle flat. The Class
                             A-2, Class A-3, Class A-4, and Class A-5
                             Certificates settle with accrued interest. The price to be paid by investors for the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (23 days).

Interest Accrual Period:     The interest accrual period for the Class A-1 for a
                             given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).

                             The interest accrual period with respect to the Class A-2, Class A-3, Class A-4, Class A-5 and Class X Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:                The Offered Certificates will be made available in
                             book-entry form through DTC.

Federal Tax Treatment:       It is anticipated that the Senior Certificates will
                             be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

ERISA Eligibility:           The Senior Certificates are expected to be ERISA
                             eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:             The Senior Certificates are expected to constitute
                             "mortgage related securities" for purposes of SMMEA.

Auction Administrator:       Deutsche Bank National Trust Company.

Auction Distribution Date:   The Distribution Date in September 2007.

Mandatory Auction:           Five business days prior to the Distribution Date
                             in September 2007 (the Auction Distribution Date"), the Auction Administrator will auction the Class A
                             Certificates to thirdparty investors. The proceeds of the auction and amounts received from the Swap
                             Counterparty, if any, will be paid to the Auction
                             Administrator who will then distribute an amount equal to the Par Price to the holders of the Class
                             A Certificates on the Auction Distribution Date.
                             These holders will be obligated to tender their respective Certificates to the Auction
                             Administrator.

                             The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:           Wells Fargo Bank ("WFB") will guarantee the
                             obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are rated "AA-" by S&P, "AA+" by Fitch and "AA+" by Moody's.

Auction Price:               The price at which the Auction Administrator sells
                             each of the Class A Certificates to the thirdparty investors.

Par Price:                   With respect to each of the Class A-1 Certificates,
                             the principal balance of the related Class A
                             Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction
                             Distribution Date.

                             With respect to each of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, the sum of
                             (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:        The terms of the transaction allow for a
                             termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage
                             Loans as of the Cut-off Date (the "Optional Call
                             Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

Senior Certificate
Interest Payable:            The Senior Certificates will generally accrue
                             interest at the fixed interest rates set forth on page 2. To the extent that the Net WAC for a Distribution Date is less than the fixed interest rate for a given class (a "Capped Class"), such class may receive interest up to the amount of interest it would have incurred had its interest rate for such Distribution Date been limited by the Net WAC. The resulting shortfall is the "Net WAC
                             Shortfall."

                             The interest payable on a Capped Class may be increased by an amount up to its Net WAC Shortfall by redirecting interest otherwise payable to Class X for such Distribution Date. The aggregate amount of such Class X interest available to pay Net WAC Shortfalls is referred to as the "Available Class X Redirected Amount".

                             The additional interest payable to each Capped Class to cover its Net WAC Shortfall (the "Cap Coverage Amount") is equal to the lesser of (a) its Net WAC Shortfall and (b) the product of (x) the Available Class X Redirected Amount and (y) the ratio of its Net WAC Shortfall to the aggregate Net WAC Shortfall for all Capped Classes. The interest rate paid to each Capped Class including its Cap Coverage Amount is equal to its Adjusted Net WAC Cap, as defined below.

Adjusted Net WAC Cap:        With respect to any Capped Class, the sum of (i)
                             the Net WAC and (ii) the product of 12 and a fraction, the numerator of which is its Cap
                             Coverage Amount and the denominator of which is the principal balance of such Class immediately prior to such Distribution Date.

Mortgage Loans:              As of the Cut-off Date, the aggregate principal
                             balance of the mortgage loans described herein is approximately $1,975,024,800 (the "Mortgage
                             Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). The Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately 76.02% of the Mortgage Loans (the "IO Loans") provide for payments of interest only through their respective first rate adjustment date. After such date, the IO
                             Loans become fully amortizing. The remaining approximately 23.98% of the Mortgage Loans are fully amortizing. See the attached collateral descriptions for more information.

                             On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately
                             $1,975,024,800.

                             The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of 5% from amounts shown on the front cover hereof.

Master Servicing Fee
Rate:                        The Master Servicing Fee Rate will be equal to
                             0.05% for each Mortgage Loan.

Servicing Fee Rate:          Up to and including the Auction Distribution Date,
                             the Servicing Fee Rate for each Mortgage Loan will be equal to the maximum of (i) 0.375% and (ii) the excess, if any, of (a) such Mortgage Loan Rate over
                             (b) the sum of the Master Servicing Fee Rate and 4.45%. For each Distribution Date following the
                             Auction Distribution Date the Servicing Fee Rate for each Mortgage Loan will be equal to 0.50%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

Net Rate:                    The Net Rate for each Mortgage Loan is equal to the
                             excess of (i) such Mortgage Loan Rate over (ii) the sum of the Master Servicing Fee Rate and the Servicing Fee Rate.

Credit Enhancement:          Senior/subordinate, shifting interest structure.
                             The credit enhancement information shown below is subject to final rating agency approval.

                             Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

Shifting Interest:           Until the first Distribution Date occurring after
                             October 2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                             (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date, as described below). After such time and subject to standard collateral performance triggers
                             (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                             The prepayment percentages on the Subordinate Certificates are as follows:

                             Periods:                       Unscheduled Principal Payments(%)
                             -------                        ---------------------------------
                             November 2002 - October 2009          0% of Pro Rata Share
                             November 2009 - October 2010         30% of Pro Rata Share
                             November 2010 - October 2011         40% of Pro Rata Share
                             November 2011 - October 2012         60% of Pro Rata Share
                             November 2012 - October 2013         80% of Pro Rata Share
                             November 2013 and after             100% of Pro Rata Share

                             Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates has at least doubled (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has at least doubled prior to the Distribution Date in November 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (subject to the performance triggers described in the prospectus supplement). On or after the Distribution Date in November 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled (subject to the performance triggers described in the prospectus supplement).

                             Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) on any Distribution Date exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group on such Distribution Date, regardless of any prepayment percentages.

Allocation of
Realized Losses:             Any realized losses, on the Mortgage Loans, other
                             than excess losses, will be allocated as follows:
                             first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

                             Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Certificates Priority
of Distributions:            Available funds from the Mortgage Loans will be
                             distributed in the following order of priority:

                             1) Senior Certificates excluding Class X, accrued and unpaid interest allocable to such classes, at the related Certificate Interest Rate;

                             2)   Class X, interest payable as described herein;

                             3) Class R Certificate, principal, until its balance is reduced to zero;

                             4) To the Senior Certificates excluding Class X, in sequential order, principal, until their respective balances are reduced to zero;

                             5)   Class B-1, Class B-2 and Class B-3
                                  Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                             6)   Class B-4, Class B-5 and Class B-6
                                  Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                             7)   Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

                           Price-Yield Table: Class X

   % CPR              10%                 18%                   20%             25%
-------------------------------------------------------------------------------------------
   Price        Yield    Duration   Yield    Duration   Duration   Yield   Yield   Duration
-------------------------------------------------------------------------------------------
     2-04       198.75     0.29     134.39     0.34      119.33     0.35   84.14     0.40
     2-06       190.23              127.01               112.26            77.91
     2-08       182.27              120.12               105.67            72.11
     2-10       174.81              113.67                99.50            66.70
     2-12       167.80              107.63                93.73            61.66

     2-14       161.22     0.36     101.96     0.42       88.31     0.44   56.93     0.50
     2-16       155.01               96.62                83.22            52.50
     2-18       149.15               91.59                78.43            48.35
     2-20       143.61               86.84                73.91            44.44
     2-22       138.37               82.36                69.64            40.76

     2-24       133.40     0.43      78.12     0.50       65.60     0.52   37.28     0.61
     2-26       128.68               74.10                61.78            34.00
     2-28       124.20               70.28                58.15            30.90
     2-30       119.94               66.66                54.71            27.97
     3-00       115.87               63.21                51.44            25.18

     3-02       112.00     0.49      59.93     0.58       48.33     0.62   22.54     0.72
     3-04       108.30               56.80                45.37            20.03
     3-06       104.76               53.81                42.54            17.64
     3-08       101.38               50.96                39.85            15.36
     3-10        98.14               48.23                37.27            13.19

     3-12        95.03     0.56      45.62     0.67       34.80     0.71   11.11     0.84
-------------------------------------------------------------------------------------------
Average Life           2.01                1.23                1.12              0.91
-------------------------------------------------------------------------------------------
First Int Pay        11/25/02            11/25/02            11/25/02          11/25/02
-------------------------------------------------------------------------------------------
Last Int Pay          9/25/07             9/25/07             9/25/07           9/25/07
-------------------------------------------------------------------------------------------

   % CPR              30%                 35%                45%                 60%
--------------------------------------------------------------------------------------------
   Price        Yield   Duration    Yield   Duration    Yield   Duration    Yield   Duration
--------------------------------------------------------------------------------------------
     2-04       53.40     0.47      27.25     0.56     -12.33     0.84     -62.42     1.27
     2-06       48.07               22.82              -15.28              -64.39
     2-08       43.12               18.73              -18.01              -66.24
     2-10       38.53               14.94              -20.53              -67.97
     2-12       34.25               11.41              -22.88              -69.59

     2-14       30.26     0.60       8.14     0.73     -25.06     1.09     -71.12     1.54
     2-16       26.54                5.09              -27.11              -72.57
     2-18       23.05                2.23              -29.02              -73.94
     2-20       19.78               -0.44              -30.81              -75.24
     2-22       16.71               -2.94              -32.50              -76.47

     2-24       13.82     0.73      -5.30     0.90     -34.10     1.33     -77.64     1.80
     2-26       11.10               -7.52              -35.60              -78.76
     2-28        8.53               -9.61              -37.02              -79.83
     2-30        6.10              -11.59              -38.38              -80.85
     3-00        3.80              -13.46              -39.66              -81.82

     3-02        1.62     0.88     -15.23     1.08     -40.88     1.57     -82.76     2.04
     3-04       -0.44              -16.91              -42.04              -83.66
     3-06       -2.41              -18.51              -43.15              -84.52
     3-08       -4.28              -20.03              -44.21              -85.35
     3-10       -6.06              -21.49              -45.23              -86.14

     3-12       -7.75     1.03     -22.87     1.26     -46.20     1.79     -86.91     2.26
--------------------------------------------------------------------------------------------
Average Life          0.77                0.65                0.50                0.34
--------------------------------------------------------------------------------------------
First Int Pay       11/25/02            11/25/02            11/25/02            11/25/02
--------------------------------------------------------------------------------------------
Last Int Pay         9/25/07             9/25/07             9/25/07             2/25/06
--------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR15
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:       $1,975,024,800.28
NUMBER OF LOANS:                         3,135

                                                            Minimum                   Maximum
AVG CURRENT BALANCE:           $      629,991.96                  $302,000               $1,500,000
AVG ORIGINAL BALANCE:          $         630,443                  $302,000               $1,500,000

WAVG LOAN RATE:                            5.387%                    4.875%                   6.875%
WAVG GROSS MARGIN:                         2.749%                    1.700%                   3.250%
WAVG MAXIMUM LOAN RATE:                   10.402%                    9.875%                  12.950%
WAVG PERIODIC RATE CAP:                    2.000%                    2.000%                   2.000%
WAVG FIRST RATE CAP:                       5.000%                    5.000%                   5.000%

WAVG ORIGINAL LTV:                         63.02%                     7.24%                   95.00%

WAVG CREDIT SCORE:                           740                       620                      877

WAVG ORIGINAL TERM:                          360months                 360Months                360months
WAVG REMAINING TERM:                       359.7months                 347Months                360months
WAVG SEASONING:                              0.3months                   0Months                 13months

WAVG NEXT RATE RESET:                      59.70months                  47Months                 61months
WAVG RATE ADJ FREQ:                           12months                  12Months                 12months
WAVG FIRST RATE ADJ FREQ:                     60months                  60months                 60months

TOP STATE CONCENTRATIONS:   63.68% California, 4.21% Illinois
MAXIMUM ZIP CODE CONC:       1.43% 94010 (Burlingame, CA)

FIRST PAY DATE:                 October 23, 2002           October 1, 2001         December 1, 2002
RATE CHANGE DATE:             September 22, 2007         September 1, 2006         November 1, 2007
MATURE DATE:                  September 22, 2032         September 1, 2031         November 1, 2032

              -----------------------------------------------------
                                     Contacts
              -----------------------------------------------------

              Trading               Brendan Garvey   (212) 526-8315
                                    Brian Hargrave   (212) 526-8320
                                    Rich McKinney    (212) 526-8320

              Syndicate             Kevin White      (212) 526-9519
                                    Daniel Covello   (212) 526-9519

              Residential Finance   Sam Tabet        (212) 526-7512
                                    Matt Lewis       (212) 526-7447
                                    Shiv Rao         (212) 526-6205
                                    Martin Priest    (212) 526-0212
              -----------------------------------------------------


LEHMAN BROTHERS                        1            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
INDEX:                        Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
1 Year CMT (Weekly)                3,135          1,975,024,800.28           100.00
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
PRODUCT:                      Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
5/1 ARM                            3,135          1,975,024,800.28           100.00
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
DELINQUENCY:                  Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Current                            3,135          1,975,024,800.28           100.00
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
CURRENT BALANCE ($):          Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
  300,000.01 -   350,000.00          353            116,880,723.97             5.92
  350,000.01 -   400,000.00          438            165,793,582.30             8.39
  400,000.01 -   450,000.00          330            141,184,927.94             7.15
  450,000.01 -   500,000.00          300            143,702,683.10             7.28
  500,000.01 -   550,000.00          222            117,097,492.42             5.93
  550,000.01 -   600,000.00          230            133,102,683.25             6.74
  600,000.01 -   650,000.00          225            142,594,255.25             7.22
  650,000.01 -   700,000.00          105             71,862,959.37             3.64
  700,000.01 -   750,000.00          107             78,399,345.79             3.97
  750,000.01 -   800,000.00           94             73,644,899.84             3.73
  800,000.01 -   850,000.00           64             53,155,109.71             2.69
  850,000.01 -   900,000.00           66             58,328,640.17             2.95
  900,000.01 -   950,000.00           41             38,117,425.04             1.93
  950,000.01 - 1,000,000.00          107            105,886,720.61             5.36
1,000,000.01 - 1,050,000.00          151            152,730,290.99             7.73
1,050,000.01 - 1,100,000.00           68             74,304,300.00             3.76
1,100,000.01 - 1,150,000.00           23             25,912,800.00             1.31
1,150,000.01 - 1,200,000.00           36             42,582,618.70             2.16
1,200,000.01 - 1,250,000.00           26             32,092,770.83             1.62
1,250,000.01 - 1,300,000.00           32             41,132,100.00             2.08
1,300,000.01 - 1,350,000.00           21             27,877,100.00             1.41
1,350,000.01 - 1,400,000.00           36             50,108,875.00             2.54
1,400,000.01 - 1,450,000.00           18             25,798,996.00             1.31
1,450,000.01 - 1,500,000.00           42             62,733,500.00             3.18
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
LOAN RATE (%):                Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
4.751 - 5.000                        180            142,555,956.07             7.22
5.001 - 5.250                        736            528,087,292.38            26.74
5.251 - 5.500                      1,609            996,363,258.13            50.45
5.501 - 5.750                        463            241,082,898.57            12.21
5.751 - 6.000                        119             54,681,461.46             2.77
6.001 - 6.250                         18              7,655,508.13             0.39
6.251 - 6.500                          6              2,826,303.95             0.14
6.501 - 6.750                          2                922,121.59             0.05
6.751 - 7.000                          2                850,000.00             0.04
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
GROSS MARGIN (%):             Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
1.501 - 1.750                          1                567,000.00             0.03
1.751 - 2.000                          1                953,105.50             0.05
2.001 - 2.250                          1                400,000.00             0.02
2.501 - 2.750                      3,115          1,963,522,306.96            99.42
2.751 - 3.000                          8              5,591,853.14             0.28
3.001 - 3.250                          9              3,990,534.68              0.2
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
MAXIMUM LOAN RATE (%):        Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
9.751  - 10.000                      177            139,057,157.62             7.04
10.001 - 10.250                      724            520,929,362.38            26.38
10.251 - 10.500                    1,594            988,651,002.43            50.06
10.501 - 10.750                      461            238,933,722.25             12.1
10.751 - 11.000                      117             54,379,301.46             2.75
11.001 - 11.250                       22             11,701,847.54             0.59
11.251 - 11.500                       22             10,776,537.70             0.55
11.501 - 11.750                        8              4,333,112.62             0.22
11.751 - 12.000                        6              3,220,798.45             0.16
12.001 - 12.250                        2                916,797.83             0.05
12.751 - 13.000                        2              2,125,160.00             0.11
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
REMAINING TERM (MONTHS):      Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
337-348                                3              1,420,000.00             0.07
349-360                            3,132          1,973,604,800.28            99.93
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
RATE CHANGE DATE:             Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
2006-09                                1                320,000.00             0.02
2006-10                                2              1,100,000.00             0.06
2006-11                                1                350,000.00             0.02
2006-12                                1                378,500.00             0.02
2007-02                                1                397,121.59             0.02
2007-03                                2                948,319.45             0.05
2007-04                                2                882,369.61             0.04
2007-06                                4              1,918,152.49              0.1
2007-07                                7              5,163,705.01             0.26
2007-08                               51             31,512,219.70              1.6
2007-09                              774            472,427,467.08            23.92
2007-10                            2,288          1,459,106,945.35            73.88
2007-11                                1                520,000.00             0.03
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
ORIGINAL LTV (%):             Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
 0.01 -  10.00                         1                330,000.00             0.02
10.01 -  20.00                        23             16,228,092.53             0.82
20.01 -  30.00                        82             62,876,620.76             3.18
30.01 -  40.00                       147            107,427,436.32             5.44
40.01 -  50.00                       269            193,135,652.33             9.78
50.01 -  60.00                       426            287,651,549.33            14.56
60.01 -  70.00                       797            584,882,537.26            29.61
70.01 -  80.00                     1,353            709,111,230.63             35.9
80.01 -  90.00                        27             10,051,907.51             0.51
90.01 - 100.00                        10              3,329,773.61             0.17
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
CREDIT SCORE:                 Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
601 - 650                             89             41,270,348.92             2.09
651 - 700                            301            157,543,284.62             7.98
701 - 750                          1,464            966,527,005.42            48.94
751 - 800                          1,232            781,518,933.66            39.57
801 - 850                             46             26,836,327.66             1.36
851 - 900                              3              1,328,900.00             0.07
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
AMORTIZATION:                 Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Fully Amortizing                   1,010            473,636,491.85            23.98
Interest Only                      2,125          1,501,388,308.43            76.02
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
DOCUMENTATION:                Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Full                               1,565            865,832,484.92            43.84
Reduced                            1,570          1,109,192,315.36            56.16
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
OCCUPANCY:                    Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Primary Home                       3,028          1,914,852,508.06            96.95
Second Home                          107             60,172,292.22             3.05
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
PROPERTY TYPE:                Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Single Family                      2,882          1,833,929,373.54            92.86
Condo Low Rise                       227            122,731,594.04             6.21
PUD                                   15             10,091,145.39             0.51
Coop                                   7              5,819,000.00             0.29
3 Family                               2              1,245,000.00             0.06
2 Family                               2              1,208,687.31             0.06
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
PURPOSE:                      Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Rate/Term Refinance                1,663          1,037,003,804.29            52.51
Cash Out Refinance                   872            585,600,204.81            29.65
Purchase                             600            352,420,791.18            17.84
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                         % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
STATES:                       Mortgage Loans      the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
CA-N                               1,106            718,146,535.38            36.36
CA-S                                 814            539,561,637.34            27.32
IL                                   150             83,223,390.38             4.21
CT                                   107             75,566,337.77             3.83
NY                                   106             72,698,439.40             3.68
WA                                   134             72,560,863.76             3.67
MA                                   104             63,383,908.72             3.21
CO                                   109             61,084,441.17             3.09
AZ                                    83             49,865,278.36             2.52
FL                                    63             40,169,922.09             2.03
NJ                                    50             27,303,786.49             1.38
VA                                    45             24,419,936.31             1.24
MD                                    41             23,761,645.82              1.2
MI                                    37             19,058,461.75             0.96
NV                                    26             14,868,945.88             0.75
MO                                    20             12,010,113.83             0.61
NC                                    18             11,808,451.13              0.6
TX                                    16              8,525,051.02             0.43
OH                                    12              7,933,444.89              0.4
PA                                    13              7,409,770.40             0.38
UT                                    12              5,775,250.00             0.29
GA                                    13              5,737,315.14             0.29
OR                                    10              5,474,346.86             0.28
DC                                     9              5,339,700.00             0.27
KS                                     5              2,853,171.34             0.14
SC                                     3              2,045,001.00              0.1
VT                                     3              2,034,115.07              0.1
IN                                     2              1,930,000.00              0.1
RI                                     4              1,772,010.00             0.09
W1                                     4              1,621,491.90             0.08
Other                                 16              7,082,037.08             0.36
---------------------------        -----          ----------------           ------
Total:                             3,135          1,975,024,800.28           100.00
===========================        =====          ================           ======


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE